Exhibit (q)(1)

POWER OF ATTORNEY

FBR Family of Funds

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard H. Kirk and Stephenie E. Adams, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in and all of his or her capacities as a Trustee of The FBR Family of Funds (the "Trust"), a Delaware business trust, to sign on his or her behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, filed by the Trust and any amendments and supplements thereto, and other documents in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue hereof.  This power of attorney hereby revokes any and all powers of attorney previously granted by the undersigned in connection with the aforementioned matters.

DATED this 24th day of January, 2002.

/s/ Louis T. Donatelli
Louis T. Donatelli

 POWER OF ATTORNEY

FBR Family of Funds

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard H. Kirk and Stephenie E. Adams, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in and all of his or her capacities as a Trustee of The FBR Family of Funds (the "Trust"), a Delaware business trust, to sign on his or her behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, filed by the Trust and any amendments and supplements thereto, and other documents in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue hereof.  This power of attorney hereby revokes any and all powers of attorney previously granted by the undersigned in connection with the aforementioned matters.

DATED this 24th day of January, 2002.

/s/ Michael A. Willner
Michael A. Willner

POWER OF ATTORNEY

FBR Family of Funds

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard H. Kirk and Stephenie E. Adams, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in and all of his or her capacities as a Trustee of The FBR Family of Funds (the "Trust"), a Delaware business trust, to sign on his or her behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, filed by the Trust and any amendments and supplements thereto, and other documents in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue hereof.  This power of attorney hereby revokes any and all powers of attorney previously granted by the undersigned in connection with the aforementioned matters.

DATED this 24th day of January, 2002.

/s/ F. David Fowler
F. David Fowler

  POWER OF ATTORNEY

FBR Family of Funds

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard H. Kirk and Stephenie E. Adams, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in and all of his or her capacities as President of The FBR Family of Funds (the "Trust"), a Delaware business trust, to sign on his or her behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, filed by the Trust and any amendments and supplements thereto, and other documents in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue hereof.  This power of attorney hereby revokes any and all powers of attorney previously granted by the undersigned in connection with the aforementioned matters.

DATED this 24th day of January, 2002.

/s/ David H. Ellison
David H. Ellison

  POWER OF ATTORNEY

FBR Family of Funds

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard H. Kirk and Stephenie E. Adams, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in and all of his or her capacities as Treasurer of The FBR Family of Funds (the "Trust"), a Delaware business trust, to sign on his or her behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, filed by the Trust and any amendments and supplements thereto, and other documents in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue hereof.  This power of attorney hereby revokes any and all powers of attorney previously granted by the undersigned in connection with the aforementioned matters.

DATED this 24th day of January, 2002.

/s/ Winsor H. Aylesworth
Winsor H. Aylesworth

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